UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 17, 2005
(Date of earliest event reported)

CAPITAL GROWTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-30831 (Commission File No.)	65-0953505 (IRS Employer Identification No.)

50 East Commerce Drive, Suite A
Schaumburg, Illinois 60173
(Address of Principal Executive Offices)

(630) 872-5800
Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officer and Appointment of Principal Officer.

On June 17, 2005, Kevin DiPaolo, the chief financial officer of Frontrunner Network Systems, Inc., a wholly owned subsidiary of Capital Growth Systems, Inc. resigned to pursue other business opportunities. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005

CAPITAL GROWTH SYSTEMS, INC.

By: /s/ D. Skip Behm
Its: D. Skip Behm, CFO